                        SEMIANNUAL REPORT APRIL 30, 1998


                                   OPPENHEIMER

                                      Quest
                                   Opportunity
                                   Value Fund


                                     [PHOTO]


                             [OPPENHEIMERFUND LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

14 Statement of
   Assets and
   Liabilities

16 Statement of
   Operations

17 Statements of
   Changes in
   Net Assets

18 Financial Highlights

22 Notes to Financial
   Statements

27 Officers and
   Trustees

28 Information and
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- 4-star Morningstar ranking: The Fund's Class A shares were ranked 4 stars overall by Morningstar for the combined 3- and 5-year periods ended March 31, 1998, among 2,437 (3-year) and 1,363 (5-year) domestic equity funds.(1)

- The financial crisis in Asia affected some of the portfolio's stocks negatively and others positively.

- Our outlook is cautiously optimistic, but we're being careful to invest prudently in established businesses at what we consider attractive prices.


 CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 4/30/98


CLASS A

  Without        With
  Sales Chg.(2)  Sales Chg.(3)

  13.82%         7.27%


CLASS B

  Without        With
  Sales Chg.(2)  Sales Chg.(3)

  13.56%         8.56%


CLASS C

  Without        With
  Sales Chg.(2)  Sales Chg.(3)

  13.56%         12.56%


CLASS Y

  Without        With
  Sales Chg.(2)  Sales Chg.(3)

  14.10%        14.10%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Source: Morningstar, Inc. 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. The Fund's Class A shares were ranked 3 stars(3-year) and 4 stars (5-year), weighted 40%/60%, respectively.

2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

3. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. This performance is not annualized.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

                   2  Oppenheimer Quest Opportunity Value Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Opportunity
Value Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

        At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

        We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

        We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

        For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

        We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,

/s/BRIDGET A. MACASKILL

Bridget A. Macaskill
May 21, 1998


                   3  Oppenheimer Quest Opportunity Value Fund

 AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/98(1)

CLASS A
                          Since
 1 year      5 year      Inception
  24.19%        19.10%        18.55%

CLASS B
                         Since
 1 year      5 year      Inception
  26.09%     N/A         20.27%

CLASS C
                         Since
 1 year      5 year      Inception
  30.12%     N/A         20.46%

CLASS Y
                         Since
 1 year      5 year      Inception
 32.45%      N/A         26.26%

 CUMULATIVE TOTAL RETURN

For the Period Ended 3/31/98(1)

CLASS A

 5 year
  139.61%                $23,962(4)

PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Quest Opportunity Value Fund's Class A shares provided a cumulative total return, without sales charges, of 13.82% for the six-month period ended April 30, 1998(2) In addition, the Fund's Class A shares were ranked 4 stars overall by Morningstar for the combined 3- and 5-year periods ended March 31, 1998, among 2,437 (3-year) and 1,363 (5-year) domestic equity funds.(3)


                                GROWTH OF $10,000
                                 Over five years
                           (without sales charges)(4)
      Oppenheimer Quest Opportunity                       S&P 500
        Value Fund Class A shares                          Index

               10,000                                     10,000
               10,282.2                                   10,048.7
               10,615.1                                   10,308.3
               10,545.1                                   10,547.3
               10,469.5                                   10,147.4
               10,853.2                                   10,190.1
               11,126.4                                   10,688.4
               11,064                                     10,686.7
               12,424.3                                   11,727.2
               14,219.9                                   12,846.7
               15,042.1                                   13,867.6
               15,708.4                                   14,702.5
               16,814.7                                   15,491.7
               17,134.2                                   16,186.9
               17,890.1                                   16,687.1
               19,293.5                                   18,078.2
               19,293.5                                   18,562.8
               21,659.3                                   21,803.5
               23,120.5                                   23,436.8
               23,178.3                                   24,109.7
               25,422.9                                   27,472.8

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.


                   4  Oppenheimer Quest Opportunity Value Fund

ASSET ALLOCATION(5)

Stocks                 87.4%

Cash Equivalents        8.3

Bonds                   4.3

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
Oppenheimer Quest Opportunity Value Fund is for investors looking for growth of capital from a flexible portfolio.

WHAT WE LOOK FOR

- Well-managed, solid businesses.

- Management motivated to work for shareholders.

- Securities believed to be undervalued.

- High return on capital vs. high growth.



TOP 10 STOCK HOLDINGS(5)
 ...............................................
Citicorp                                   5.8%
 ...............................................
Du Pont (E.I.) De Nemours & Co.            5.3
 ...............................................
McDonald's Corp.                           5.2
 ...............................................
Freddie Mac.                               5.0
 ...............................................
Time Warner, Inc.                          4.6
 ...............................................
Boeing Co.                                 4.3
 ...............................................
Caterpillar, Inc.                          3.9
 ...............................................
ACE Ltd.                                   3.4
 ...............................................
Wells Fargo & Co.                          3.2
 ...............................................
BankBoston Corp                            3.2
 ...............................................


TOP 5 SECTORS(5)
 ................................................
Financial                                  26.7%
 ................................................
Consumer Cyclicals                         15.1
 ................................................
Basic Materials                            14.1
 ................................................
Technology                                 13.8
 ................................................
Industrial                                 10.7
 ................................................


2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Source: Morningstar, Inc. 3/31/98. The Fund's Class A shares were ranked 3 stars (3-year) and 4 stars (5-year), weighted 40%/60%, respectively.

4. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

5. Portfolio is subject to change. Percentages are as of April 30, 1998, and are based on total market value of investments.

                  5  Oppenheimer Quest Opportunity Value Fund

"WE'RE PLEASED THAT WE'VE PARTICIPATED IN MUCH OF THE STOCK MARKET'S GAINS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PERIOD?

We are pleased with the Fund's performance during this somewhat volatile market. More specifically, Oppenheimer Quest Opportunity Value Fund's Class A shares provided a cumulative total return, without sales charges, of 13.82% for the six-month period ended April 30, 1998(1)

HOW DID THE ASIAN FINANCIAL CRISIS,WHICH OCCURRED LAST OCTOBER, AFFECT THE FUND?

The events in Asia have weakened the Fund's performance over the period. That's because a number of the companies we owned have exposure to Asian markets. Top holdings such as Citicorp, Boeing, Wells Fargo and DuPont saw their stock prices fall immediately after the Asian crisis.

          On the other hand, we believe that the events in Asia have helped c ool off U.S. economic growth. Slower economic growth has dampened inflation fears and produced lower interest rates. As interest rates fell over the past six months, Fund holdings such as Freddie Mac, the U.S. government sponsored mortgage provider, experienced substantial gains. Consequently, while the Asian crisis was initially negative for the Fund, the longer-term effects on the Fund may be less significant.

HAS THE PORTFOLIO'S MIX OF STOCKS, BONDS AND CASH CHANGED SIGNIFICANTLY OVER THE PAST SIX MONTHS?

As of April 30, the portfolio was composed of approximately 85% stocks, 5% bonds and 10% cash equivalents. This is not appreciably different from the portfolio's composition six months earlier. We continue to de-emphasize bonds because we believe that the stock market's opportunities continue to be greater than its risks.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

                   6  Oppenheimer Quest Opportunity Value Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Richard Glasebrook II
(Portfolio Manager)
Pierre Daviron


We tend to use bonds as part of a defensive strategy when we expect weakness in the stock market. Although we are watchful for signs of such weakness, they have not yet become apparent to us.

WHICH STOCKS IN THE PORTFOLIO CONTRIBUTED MOST TO PERFORMANCE?

Fortunately, the Fund held quite a few winning stocks during the past six months. One of the stand-outs was McDonald's, the fast-food restaurant chain. McDonald's has been a relatively poor performing stock over the last couple of years, but it was one of the portfolio's top performers in this period. That's because it appears that management has finally begun to restructure the company's domestic operations at the same time that the company's overseas presence is growing.

          We mentioned Freddie Mac earlier as an example of a company that benefited from lower interest rates in the wake of the Asian crisis. Perhaps more important than interest-rate influences, the United States is enjoying a housing boom. The resale and refinancing of homes are at historical highs, and home buyers require mortgages. Freddie Mac's marginal share of the mortgage market is among the highest in the country, so they have benefited greatly from rising demand for mortgages. In addition, the healthy U.S. economy has helped constrain foreclosures. As a result, Freddie Mac is enjoying higher volumes, lower credit costs and higher earnings.

                   7  Oppenheimer Quest Opportunity Value Fund

"FUND HOLDINGS SUCH AS FREDDIE MAC EXPERIENCED SUBSTANTIAL GAINS OVER THE LAST SIX MONTHS AS INTEREST RATES FELL."

AN INTERVIEW WITH YOUR FUND'S MANAGER

Another of the Fund's holdings, Time Warner, saw its stock rise for several reasons over the past six months. First, as the second largest cable company in the U.S., Time Warner is expected to benefit from the advent of digital cable, which is being touted as the preferred delivery system for many different forms of information. Second, the company has continued to focus on improving shareholder value by spending capital more efficiently and reducing costs. Third, Time Warner has indicated that it plans to buy back shares of its stock later this year or early next year. When a company buys back its stock, the company's market value is spread among fewer shares, making each individual share more valuable.

DID ANY STOCKS DISAPPOINT YOU DURING THE PERIOD?

Boeing, the aircraft company, has been disappointing because of a series of management mis-steps related to their attempts to reduce the time it takes to produce each aircraft to fill customer orders. While we don't think the intrinsic value of the company has been affected, it has taken time to work through these issues and Boeing's stock has lagged the overall market as a result. However, our long-term view of Boeing remains very positive. Boeing is the world's largest producer of aircraft, a leadership position that was recently reinforced by its acquisition of former rival McDonnell Douglas.

                   8  Oppenheimer Quest Opportunity Value Fund

"WE CONTINUE TO FAVOR STOCKS OVER BONDS BECAUSE WE THINK THE OPPORTUNITIES IN THE STOCK MARKET OUTWEIGH THE RISKS."

Wells Fargo also disappointed us. This regional bank appears unable to recapture the market share it lost in the wake of its difficult 1996 merger with First Interstate Corporation. In addition, Wells Fargo is no longer considered one of the most efficient banks in the country because its costs have been higher than management and analysts projected. For these reasons, we significantly reduced our position in Wells Fargo during the period.

WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE FORESEEABLE FUTURE?

While we remain cautiously optimistic regarding the U.S. stock market, it is becoming increasingly difficult to find good companies at attractive prices. The three-year-old market rally has driven stock valuations to the high end of their range and, as value managers, our goal is not to overpay for an investment.

          Consequently, our goal looking forward is to invest cash selectively and carefully. We've attempted to structure the portfolio so that it can participate in most of the gains in rising markets, while attempting to avoid some of the volatility in declining markets. In our view, this prudent approach to investing should serve our shareholders well in the months ahead.

                   9  Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS  April 30, 1998 (Unaudited)


                                                                                      MARKET VALUE
                                                                  SHARES              SEE NOTE 1
===================================================================================================
COMMON STOCKS--87.0%
---------------------------------------------------------------------------------------------------
BASIC MATERIALS--14.1%
---------------------------------------------------------------------------------------------------
CHEMICALS--11.4%
Dow Chemical Co.                                                 1,400,000             $135,362,500
---------------------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                                  3,600,000              262,125,000
---------------------------------------------------------------------------------------------------
Hercules, Inc.                                                     850,000               40,640,625
---------------------------------------------------------------------------------------------------
Monsanto Co.                                                     2,000,000              105,750,000
---------------------------------------------------------------------------------------------------
Solutia, Inc.                                                      600,000               17,025,000
                                                                                       ------------
                                                                                        560,903,125
---------------------------------------------------------------------------------------------------
PAPER--2.7%
Champion International Corp.                                     2,443,800              131,506,987
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.0%
---------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.4%
Security Capital Group, Inc., Cl. A(1)                              45,127               70,172,485
---------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--12.2%
Mattel, Inc.                                                     2,094,800               80,257,025
---------------------------------------------------------------------------------------------------
McDonald's Corp.                                                 4,100,000              253,687,500
---------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                2,850,000              223,725,000
---------------------------------------------------------------------------------------------------
UAL Corp.(1)                                                       500,000               43,593,750
                                                                                       ------------
                                                                                        601,263,275
---------------------------------------------------------------------------------------------------
MEDIA--0.3%
Reed International plc, Sponsored ADR                              400,000               14,700,000
---------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.1%
Nordstrom, Inc.                                                    850,000               55,621,875
---------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--4.4%
---------------------------------------------------------------------------------------------------
FOOD--2.9%
Diageo plc, Sponsored ADR                                        3,000,000              144,187,500
---------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.0%
Becton, Dickinson & Co.                                            677,700               47,184,862
---------------------------------------------------------------------------------------------------
TOBACCO--0.5%
Philip Morris Cos., Inc.                                           700,000               26,118,750
---------------------------------------------------------------------------------------------------
ENERGY--0.3%
---------------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.3%
Triton Energy Ltd.(1)                                              350,000               14,043,750
---------------------------------------------------------------------------------------------------
FINANCIAL--26.6%
---------------------------------------------------------------------------------------------------
BANKS--13.5%
BankAmerica Corp.                                                   50,000                4,250,000
---------------------------------------------------------------------------------------------------
BankBoston Corp.                                                 1,470,000              158,668,125
---------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                        400,000               55,425,000

                   10  Oppenheimer Quest Opportunity Value Fund

                                                                                       MARKET VALUE
                                                                 SHARES                SEE NOTE 1
---------------------------------------------------------------------------------------------------
BANKS (CONTINUED)
Citicorp                                                         1,900,000             $285,950,000
---------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                  431,800              159,118,300
                                                                                       ------------
                                                                                        663,411,425

---------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.2%
Countrywide Credit Industries, Inc.                              1,127,000               54,518,625
---------------------------------------------------------------------------------------------------
Fannie Mae                                                         700,000               41,912,500
---------------------------------------------------------------------------------------------------
First Empire State Corp.                                           110,000               56,100,000
---------------------------------------------------------------------------------------------------
Freddie Mac                                                      5,300,000              245,456,250
---------------------------------------------------------------------------------------------------
Travelers Group, Inc.                                              100,000                6,118,750
                                                                                       ------------
                                                                                        404,106,125

---------------------------------------------------------------------------------------------------
INSURANCE--4.9%
ACE Ltd.                                                         4,350,000              164,756,250
---------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                        300,000               19,500,000
---------------------------------------------------------------------------------------------------
EXEL Ltd.                                                          771,400               57,613,938
                                                                                       ------------
                                                                                        241,870,188

---------------------------------------------------------------------------------------------------
INDUSTRIAL--10.7%
---------------------------------------------------------------------------------------------------
MANUFACTURING--10.1%
AlliedSignal, Inc.                                                 200,000                8,762,500
---------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                3,400,000              193,587,500
---------------------------------------------------------------------------------------------------
ITT Industries, Inc.                                             2,450,000               89,271,875
---------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                             1,500,000              141,562,500
---------------------------------------------------------------------------------------------------
Tenneco, Inc.                                                    1,500,000               64,593,750
                                                                                       ------------
                                                                                        497,778,125

---------------------------------------------------------------------------------------------------
TRANSPORTATION--0.6%
Union Pacific Corp.                                                500,000               27,375,000
---------------------------------------------------------------------------------------------------
TECHNOLOGY--13.7%
---------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--6.2%
Boeing Co.                                                       4,200,000              210,262,500
---------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              845,000               94,111,875
                                                                                       ------------
                                                                                        304,374,375

---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--0.0%
Adaptec, Inc.(1)                                                   100,000                2,368,750
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--0.7%
Computer Associates International, Inc.                            600,000               35,137,500
---------------------------------------------------------------------------------------------------
ELECTRONICS--4.8%
Intel Corp.                                                        400,000               32,325,000
---------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd.(1)                               500,000               15,656,250


                   11  Oppenheimer Quest Opportunity Value Fund

                                                                                     MARKET VALUE
                                                                  SHARES              SEE NOTE 1
--------------------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)
National Semiconductor Corp.(1)                                  4,400,000           $   96,800,000
---------------------------------------------------------------------------------------------------
Unitrode Corp.(1)(2)                                             1,450,000               23,200,000
---------------------------------------------------------------------------------------------------
Varian Associates, Inc.                                          1,416,200               69,305,288
                                                                                     --------------
                                                                                        237,286,538

---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.0%
Tele-Communications TCI Ventures Group, Cl. A(1)                 6,000,000               97,875,000
---------------------------------------------------------------------------------------------------
UTILITIES--2.2%
---------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--2.2%
Sprint Corp.                                                     1,600,000              109,300,000
                                                                                     --------------
Total Common Stocks (Cost $3,254,695,233)                                             4,286,585,635


                                                              FACE
                                                              AMOUNT
===================================================================================================
U.S. GOVERNMENT OBLIGATIONS--4.3%
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.25%, 8/15/23                                                $100,000,000              102,906,300
6.375%, 8/15/27                                                100,000,000              105,343,800
---------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
7.50%, 11/15/01-5/15/02                                          2,000,000                2,123,127
7.875%, 8/15/01                                                    550,000                  586,094
                                                                                      -------------
Total U.S. Government Obligations (Cost $204,015,562)                                   210,959,321

===================================================================================================
SHORT-TERM NOTES--8.2%(3)
---------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.49%, 5/11/98                    2,028,000                2,024,907
---------------------------------------------------------------------------------------------------
Associates Corp. of North America, 5.50%, 6/17/98                9,091,000                9,025,722
---------------------------------------------------------------------------------------------------
BMW US Capital Corp., 5.52%, 6/11/98                            37,932,000               37,693,534
---------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
5.49%, 6/17/98                                                  12,270,000               12,182,055
5.51%, 5/4/98                                                    3,105,000                3,103,574
---------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.48%, 6/22/98                  50,000,000               49,604,222
---------------------------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.51%, 5/13/98         38,590,000               38,519,252
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.51%, 5/18/98                                                  50,000,000               49,862,250
5.52% 5/4/98                                                    20,886,000               20,873,190
---------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, 5.52%, 5/11/98                          16,970,000               16,944,074
---------------------------------------------------------------------------------------------------
IBM Credit Corp.:
5.49%, 5/13/98                                                  47,754,000               47,666,610
5.50%, 5/6/98-6/3/98                                            76,161,000               75,895,007

                   12  Oppenheimer Quest Opportunity Value Fund



                                                              FACE                   MARKET VALUE
                                                              AMOUNT                 SEE NOTE 1
---------------------------------------------------------------------------------------------------
SHORT-TERM NOTES(CONTINUED)
Merrill Lynch & Co., Inc.:
5.50%, 6/15/98                                                 $17,783,000           $   17,660,742
5.52%, 5/14/98                                                   5,133,000                5,122,768
5.53%, 6/25/98                                                  21,939,000               21,753,646
                                                                                      -------------
Total Short-Term Notes (Cost $407,931,553)                                              407,931,553
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,866,642,348)                     99.5%           4,905,476,509
---------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                        0.5               23,055,325
                                                               -----------            -------------
NET ASSETS                                                           100.0%          $4,928,531,834
                                                               ===========           ==============

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 1998. The aggregate fair value of securities of all affiliated companies held by the Fund as of April 30, 1998 amounts to $23,200,000. Transactions during the period in which the issuer was an affiliate are as follows:

                              SHARES                  GROSS                    GROSS                 SHARES
                              OCTOBER 31, 1997        ADDITIONS                REDUCTIONS            APRIL 30, 1998
-------------------------------------------------------------------------------------------------------------------
Unitrode Corp.                400,000                 1,130,000                80,000                     1,450,000

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.




                   13  Oppenheimer Quest Opportunity Value Fund

STATEMENT OF ASSETS AND LIABILITIES  April 30, 1998 (Unaudited)

=========================================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $3,841,496,489)                                              $4,882,276,509
Affiliated companies (cost $25,145,859)                                                       23,200,000
--------------------------------------------------------------------------------------------------------
Cash                                                                                             757,544
--------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                              22,409,169
Shares of beneficial interest sold                                                            12,197,464
Interest and dividends                                                                         9,038,224
--------------------------------------------------------------------------------------------------------
Other                                                                                            108,889
                                                                                          --------------
Total assets                                                                               4,949,987,799

========================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                        11,319,392
Investments purchased                                                                          8,661,684
Distribution and service plan fees                                                             1,012,348
Transfer agent and accounting services fees                                                      259,109
Other                                                                                            203,432
                                                                                          --------------
Total liabilities                                                                             21,455,965

========================================================================================================
NET ASSETS                                                                                $4,928,531,834
                                                                                          ==============

========================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                $    1,268,086
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 3,671,576,915
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            6,815,462
--------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                     210,037,210
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                         1,038,834,161
                                                                                          --------------
Net assets                                                                                $4,928,531,834
                                                                                          ==============

                   14  Oppenheimer Quest Opportunity Value Fund


========================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,239,178,129 and 57,130,748 shares of beneficial interest outstanding)                          $39.19
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                          $41.58

--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$2,141,644,559 and 55,483,997 shares of beneficial interest outstanding)                          $38.60

--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $525,808,648
and 13,636,669 shares of beneficial interest outstanding)                                         $38.56

--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $21,900,498 and 557,207 shares of beneficial interest outstanding)                      $39.30

See accompanying Notes to Financial Statements.


                   15  Oppenheimer Quest Opportunity Value Fund

STATEMENT OF OPERATIONS  For the Six Months Ended April 30, 1998 (Unaudited)

========================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $374,625)                                    $ 23,826,586
--------------------------------------------------------------------------------------------------------
Interest                                                                                      22,072,970
                                                                                            ------------
Total income                                                                                  45,899,556

========================================================================================================
EXPENSES
Management fees--Note 4                                                                       19,000,638
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                        5,046,966
Class B                                                                                        9,464,881
Class C                                                                                        2,364,683
--------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4:
Class A                                                                                        1,016,698
Class B                                                                                          966,800
Class C                                                                                          244,026
Class Y                                                                                           11,846
--------------------------------------------------------------------------------------------------------
Shareholder reports                                                                              450,369
--------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                     235,038
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       86,845
--------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                           34,238
--------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                       14,299
--------------------------------------------------------------------------------------------------------
Other                                                                                            133,653
                                                                                            ------------
Total expenses                                                                                39,070,980

========================================================================================================
NET INVESTMENT INCOME                                                                          6,828,576

========================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments:
Unaffiliated companies                                                                       209,578,650
Affiliated companies                                                                             480,884
                                                                                            ------------
Net realized gain                                                                            210,059,534

--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                         358,413,511
                                                                                            ------------
Net realized and unrealized gain                                                             568,473,045

========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $575,301,621
                                                                                            ============

See accompanying Notes to Financial Statements.

                  16  Oppenheimer Quest Opportunity Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED
                                                                                      APRIL 30, 1998          YEAR ENDED
                                                                                      (UNAUDITED)             OCTOBER 31, 1997

============================================================================================================================
OPERATIONS
Net investment income                                                                 $    6,828,576          $   12,106,567
----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                        210,059,534             119,527,334
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                    358,413,511             409,132,436
                                                                                         -----------             -----------
Net increase in net assets resulting from operations                                     575,301,621             540,766,337

============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                   (9,231,281)             (3,619,233)
Class B                                                                                   (2,214,587)               (804,150)
Class C                                                                                     (509,037)               (155,755)
Class Y                                                                                     (144,826)                     --
----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                  (54,377,134)            (24,749,053)
Class B                                                                                  (51,629,864)            (20,565,101)
Class C                                                                                  (13,038,847)             (5,201,848)
Class Y                                                                                     (470,723)                     --

============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                                  196,710,769             709,459,770
Class B                                                                                  244,183,559             786,575,074
Class C                                                                                   44,384,644             201,535,805
Class Y                                                                                    4,701,276              14,559,098

============================================================================================================================
NET ASSETS
Total increase                                                                           933,665,570           2,197,800,944
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    3,994,866,264           1,797,065,320
                                                                                      ==============           =============
End of period (including undistributed net investment
income of $6,815,462 and $12,086,617, respectively)                                   $4,928,531,834          $3,994,866,264
                                                                                      ==============          ==============

See accompanying Notes to Financial Statements.



                  17  Oppenheimer Quest Opportunity Value Fund

FINANCIAL HIGHLIGHTS


                                                 CLASS A
                                                 --------------------------------------------------------
                                                 SIX MONTHS
                                                 ENDED
                                                 APRIL 30,
                                                 1998           YEAR ENDED OCTOBER 31,
                                                 (UNAUDITED)    1997              1996(3)         1995
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period               $35.62         $29.89          $24.59           $19.69
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .10            .16             .10              .23(4)
Net realized and unrealized gain (loss)              4.68           6.46            5.62             5.40
                                                   ------         ------          ------           ------
Total income (loss) from investment
operations                                           4.78           6.62            5.72             5.63

---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.18)          (.11)           (.13)            (.12)
Distributions from net realized gain                (1.03)          (.78)           (.29)            (.61)
                                                   ------         ------          ------           ------
Total dividends and distributions
to shareholders                                     (1.21)          (.89)           (.42)            (.73)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $39.19         $35.62          $29.89           $24.59
                                                   ======         ======          ======           ======

=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                 13.82%         22.66%          23.56%           29.88%

=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (in thousands)                          $2,239,178     $1,839,482        $897,493         $367,240
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $2,037,742     $1,399,186        $609,303         $251,626
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                0.58%(6)       0.67%           0.64%            1.02%
Expenses                                             1.51%(6)       1.54%           1.62%            1.69%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           19.9%          30.0%           25.4%            21.0%
Average brokerage commission rate(8)              $0.0577        $0.0575         $0.0554               --


1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. Based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                  18  Oppenheimer Quest Opportunity Value Fund


                                CLASS B
------------------------        --------------------------------------------------------------------
                                SIX MONTHS
                                ENDED
                                APRIL 30,
                                1998                  YEAR ENDED OCTOBER 31,
1994              1993          (UNAUDITED)           1997              1996(3)             1995
====================================================================================================
  $18.71            $16.73          $35.05                $29.49          $24.33              $19.59
----------------------------------------------------------------------------------------------------

     .18(4)            .35(4)          .01                   .06             .05                 .11(4)
    1.35              2.02            4.61                  6.31            5.47                5.36
  ------            ------          ------                ------          ------              ------

    1.53              2.37            4.62                  6.37            5.52                5.47

----------------------------------------------------------------------------------------------------

    (.33)             (.07)           (.04)                 (.03)           (.07)               (.12)
    (.22)             (.32)          (1.03)                 (.78)           (.29)               (.61)
  ------            ------          ------                ------          ------              ------

    (.55)             (.39)          (1.07)                 (.81)           (.36)               (.73)
----------------------------------------------------------------------------------------------------
  $19.69            $18.71          $38.60                $35.05          $29.49              $24.33
  ======            ======          ======                ======          ======              ======


====================================================================================================

    8.41%            14.34%          13.56%                22.05%          22.92%              29.19%

====================================================================================================

$163,340          $127,225      $2,141,645            $1,706,258        $718,506            $217,663
----------------------------------------------------------------------------------------------------
$136,623          $ 87,864      $1,911,079            $1,238,673        $426,358            $116,523
----------------------------------------------------------------------------------------------------

    0.96%             2.69%           0.08%(6)              0.17%           0.12%               0.48%
    1.78%             1.83%           2.01%(6)              2.03%           2.14%               2.21%
----------------------------------------------------------------------------------------------------
    42.0%             24.0%           19.9%                 30.0%           25.4%               21.0%
      --                --         $0.0577               $0.0575         $0.0554                  --

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $1,241,161,068 and $776,011,614, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

                   19 Oppenheimer Quest Opportunity Value Fund


                                                 CLASS B (CONTINUED)                 CLASS C
                                                 ---------------------------         ------------------------------
                                                                                     SIX MONTHS
                                                                                     ENDED                 YEAR
                                                                                     APRIL 30,             ENDED
                                                                                     1998                  OCT. 31,
                                                     1994            1993(2)         (UNAUDITED)           1997
===================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $18.70          $18.73             $35.01              $29.45
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .08(4)          .02(4)             .01                 .06
Net realized and unrealized gain (loss)                 1.34            (.05)              4.61                6.30
                                                      ------          ------             ------              ------
Total income (loss) from investment
operations                                              1.42            (.03)              4.62                6.36

-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.31)             --               (.04)               (.02)
Distributions from net realized gain                    (.22)             --              (1.03)               (.78)
                                                      ------          ------             ------              ------
Total dividends and distributions
to shareholders                                         (.53)             --              (1.07)               (.80)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.59          $18.70             $38.56              $35.01
                                                      ======          ======             ======              ======

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                     7.84%          (0.16)%            13.56%              22.05%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (in thousands)                                $43,317         $ 2,115           $525,809            $433,785
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $16,216         $ 1,175           $477,369            $316,280
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   0.43%        1.32%(6)           0.07%(6)               0.17%
Expenses                                                2.34%        2.52%(6)           2.01%(6)               2.04%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              42.0%           24.0%              19.9%               30.0%
Average brokerage commission rate(8)                      --              --           $ 0.0577            $ 0.0575

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. Based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                   20  Oppenheimer Quest Opportunity Value Fund

                                                                                             CLASS Y
---------------------------------------------------------------------------                  -------------------------------
                                                                                             SIX MONTHS
                                                                                             ENDED                    PERIOD
                                                                                             APRIL 30,                ENDED
 YEAR ENDED OCTOBER 31,                                                                      1998                     OCT. 31,
 1996(3)               1995                    1994                   1993(2)                (UNAUDITED)              1997(1)
============================================================================================================================
     $24.31             $19.58                 $18.70                 $18.73                 $35.77                   $29.93
----------------------------------------------------------------------------------------------------------------------------

        .06               .08(4)                  .08(4)                 .02(4)                 .20                      .17
       5.44               5.38                   1.33                   (.05)                  4.68                     5.67
     ------             ------                 -------                ------                 ------                   ------

       5.50               5.46                   1.41                   (.03)                  4.88                     5.84

----------------------------------------------------------------------------------------------------------------------------

       (.07)              (.12)                  (.31)                    --                   (.32)                      --
       (.29)              (.61)                  (.22)                    --                  (1.03)                      --
     ------             ------                 -------                ------                 ------                   ------

       (.36)              (.73)                  (.53)                    --                  (1.35)                      --
----------------------------------------------------------------------------------------------------------------------------
     $29.45             $24.31                 $19.58                 $18.70                 $39.30                   $35.77
     ======             ======                 ======                 ======                 ======                   ======
============================================================================================================================
      22.89%             29.16%                  7.78%                 (0.16)%                14.10%                   19.51%

============================================================================================================================

   $181,066            $49,608                 $7,289                   $313                $21,900                  $15,341
----------------------------------------------------------------------------------------------------------------------------
   $105,445            $24,168                 $2,709                   $172                $18,561                   $6,108
----------------------------------------------------------------------------------------------------------------------------

       0.12%              0.37%                  0.43%                  1.13%(6)               1.09%(6)                 1.30%(6)
       2.14%              2.31%                  2.35%                  2.52%(6)               1.00%(6)                 0.91%(6)
----------------------------------------------------------------------------------------------------------------------------
       25.4%              21.0%                  42.0%                  24.0%                  19.9%                    30.0%
    $0.0554                 --                     --                     --                $0.0577                  $0.0575


6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $1,241,161,068 and $776,011,614, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


                  21  Oppenheimer Quest Opportunity Value Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund seeks its investment objective through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager) and the Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                   22  Oppenheimer Quest Opportunity Value Fund

================================================================================
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   23  Oppenheimer Quest Opportunity Value Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          SIX MONTHS ENDED APRIL 30, 1998                YEAR ENDED OCTOBER 31, 1997(1)
                                          -----------------------------------           -------------------------------------
                                           SHARES               AMOUNT                     SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                        9,768,448           $ 357,827,635              29,187,396           $ 963,814,139
Dividends and distributions
reinvested                                  1,742,756              61,154,493                 895,931              27,272,152
Redeemed                                   (6,024,770)           (222,271,359)             (8,466,400)           (281,626,521)
                                           ----------           -------------             -----------           -------------
Net increase                                5,486,434           $ 196,710,769              21,616,927           $ 709,459,770
                                           ==========           =============             ===========           =============

-----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        8,031,132           $ 291,481,108              27,082,534           $ 879,940,989
Dividends and distributions
reinvested                                  1,478,178              51,189,391                 673,907              20,277,098
Redeemed                                   (2,702,991)            (98,486,940)             (3,442,467)           (113,643,013)
                                           ----------           -------------             -----------           -------------
Net increase                                6,806,319           $ 244,183,559              24,313,974           $ 786,575,074
                                           ==========           =============             ===========           =============

-----------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                        2,085,705           $  75,675,816               7,353,599           $ 238,923,162
Dividends and distributions
reinvested                                    374,282              12,946,348                 171,000               5,140,248
Redeemed                                   (1,212,557)            (44,237,520)             (1,283,150)            (42,527,605)
                                           ----------           -------------             -----------           -------------
Net increase                                1,247,430           $  44,384,644               6,241,449           $ 201,535,805
                                           ==========           =============             ===========           =============

-----------------------------------------------------------------------------------------------------------------------------

Class Y:
Sold                                          167,000           $   6,167,458                 478,353           $  16,256,910
Dividends and distributions
reinvested                                     17,532                 615,549                      --                      --
Redeemed                                      (56,157)             (2,081,731)                (49,521)             (1,697,812)
                                           ----------           -------------             -----------           -------------
Net increase                                  128,375           $   4,701,276                 428,832           $  14,559,098
                                           ==========           =============             ===========           =============

1. For the year ended October 31, 1997 for Class A, B and C shares and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At April 30, 1998, net unrealized appreciation on investments of $1,038,834,161 was composed of gross appreciation of $1,073,959,870, and gross depreciation of $35,125,709.

                   24  Oppenheimer Quest Opportunity Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85% of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of average annual net assets, and 0.75% of average annual net assets over $8 billion. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

           The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1998, the Manager paid $6,032,116 to the Sub-Advisor.

           For the six months ended April 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $5,685,958, of which $1,393,439 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $10,289,589 and $695,338, respectively, of which $582,181 and $18,108, respectively, was paid to an affiliated broker/dealer. During the six months ended April 30, 1998, OFDI received contingent deferred sales charges of $1,580,407 and $72,430, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1998, the Fund paid OFS $2,191,845. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.

           The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended April 30, 1998, OFDI paid $172,239 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.


                   25  Oppenheimer Quest Opportunity Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for it's services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1998, OFDI paid $27,298 and $15,086, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $8,129,161 and $1,278,905, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At April 30, 1998, OFDI had incurred excess distribution and servicing costs of $46,761,111 for Class B and $3,747,515 for Class C.

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

          The Fund had no borrowings outstanding during the six months ended April 30, 1998.


                   26  Oppenheimer Quest Opportunity Value Fund

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

A series of Oppenheimer Quest for Value Funds


================================================================================
OFFICERS AND TRUSTEES              Bridget A. Macaskill, Chairman of the
                                     Board of Trustees and President
                                   Paul Y. Clinton, Trustee
                                   Thomas W. Courtney, Trustee
                                   Lacy B. Herrmann, Trustee
                                   George Loft, Trustee
                                   Robert C. Doll, Jr., Vice President
                                   George C. Bowen, Treasurer
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer
                                   Andrew J. Donohue, Secretary
                                   Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                 OppenheimerFunds, Inc.

================================================================================
SUB-ADVISOR                        OpCap Advisors

================================================================================
DISTRIBUTOR                        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER           OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF PORTFOLIO             State Street Bank and Trust Company
SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS            Price Waterhouse LLP

================================================================================
LEGAL COUNSEL                      Gordon Altman Butowsky Weitzen Shalov & Wein

                                   The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Opportunity Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Opportunity Value Fund. For material information concerning the Fund, see the Prospectus.

                                   Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   27  Oppenheimer Quest Opportunity Value Fund

INTERNET
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transactions now available

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
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INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

          And when you need help, our Customer Service Representatives are only a tol-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

          When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

          For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

          You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

          So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]


RS0236.001.0498  June 29,1998